EXHIBIT 99.2
CERTIFICATION OF PERIODIC REPORT

I, Joseph Wallace, Vice President, Finance and Chief Financial Officer of STM Wireless, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the historical financial condition and results of operations of the Company.

Dated:	November 13, 2002

/s/ JOSEPH WALLACE

Vice President, Finance and Chief Financial Officer